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                                                                  EXECUTION COPY









                                    AMENDMENT

                            Dated as of June 12, 1996

                                       to

                          SALE AND SERVICING AGREEMENT

                          Dated as of December 28, 1995

                                      among

                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                     Issuer

                      OLYMPIC RECEIVABLES FINANCE CORP. II
                                     Seller

                             OLYMPIC FINANCIAL LTD.
                   In its individual capacity and as Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                 Backup Servicer



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                                TABLE OF CONTENTS


                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS


                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  Amendment to Section 1.1 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   1
     SECTION 2.2.  Amendment to Section 2.1 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.3.  Amendment to Section 4.1 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.4.  Amendment to Section 4.6 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.5.  Amendment to Section 5.1 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.6.  Amendment to Section 10.10 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.7.  Amendment to Schedule B of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . . .   4

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1.  Counterparts. . . . . . . . . . . . . . . . . . . . . . .   4
     SECTION 3.2.  Governing Law; Entire Agreement . . . . . . . . . . . . .   4
     SECTION 3.3.  Headings. . . . . . . . . . . . . . . . . . . . . . . . .   4
     SECTION 3.4.  Sale and Servicing Agreement in Full Force and
                   Effect as Amended . . . . . . . . . . . . . . . . . . . .   4


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     AMENDMENT dated as of June 12, 1996 (the "AMENDMENT") to SALE AND SERVICING
AGREEMENT dated as of December 28, 1995 (the "SALE AND SERVICING AGREEMENT"), among Olympic Automobile Receivables Warehouse Trust (the "ISSUER"), Olympic Receivables Finance Corp. II, a Delaware corporation, as Seller (the "SELLER"), Olympic Financial Ltd., a Minnesota corporation, in its individual capacity and as Servicer, (the "SERVICER") and Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer (the "BACKUP SERVICER").

     WHEREAS, the Issuer, the Seller, the Servicer and the Backup Servicer have entered into the Sale and Servicing Agreement;

     WHEREAS, pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Issuer, the Seller and the Servicer desire to amend the Sale and Servicing Agreement in certain respects as provided below;

     WHEREAS, each of the Indenture Trustee, the Backup Servicer, a Certificate Majority and a Note Majority has consented to this Amendment as required by
Section 10.1(b) of the Sale and Servicing Agreement;

     WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  AMENDMENT TO SECTION 1.1 OF THE SALE AND SERVICING AGREEMENT.

     (a) Clause (i) of the definition of "DEEMED CURED" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          (i) As of any Determination Date and with respect to a Trigger Event, no Trigger Event has occurred and is continuing as of such Determination Date or as of any of


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  the two consecutively preceding Determination Dates for related Monthly
Periods during which there were Receivables in the Trust;

     (b) Clause (g) of the definition of "ELIGIBLE INVESTMENTS" in Section 1.1 of the Sale and Servicing Agreement is hereby amended by adding the following immediately after the word "investment":

          "(including, without limitation, a hedging arrangement)"

     (c) The definition of "FACILITY LIMIT" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

     FACILITY LIMIT: $329,700,000.

     (d) The definition of "JPMD" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

     JPMD: Morgan Guaranty Trust Company of New York, in its capacity as Administrative Agent for DFC and the purchasers under the DFC Asset Purchase Agreement and as agent for the banks under the Program Facility, or as agent for the Investor Group.

     (e) The definition of "MAXIMUM PRINCIPAL BALANCE" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

     MAXIMUM PRINCIPAL BALANCE: With respect to the Notes, $300,000,000 (excluding capitalized interest thereon).

     (f) The definition of "TRIGGER EVENT" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

     TRIGGER EVENT: As of any Determination Date, (i) if the Net Excess Spread Percentage shall be less than 5.0% but equal to or greater than 4.0%; (ii) if the Net Excess Spread Percentage shall be less than 4.0% but equal to or greater than 3.0%; and (iii) if the Net Excess Spread Percentage shall be less than 3.0%.

     (g) Section 1.1. of the Sale and Servicing Agreement is hereby further amended by adding the following defined terms and definitions:

     MAXIMUM PROGRAM SIZE: The sum of (i) the Maximum Principal Balance PLUS
(ii) the Maximum Certificate Balance.

     REQUISITE AMOUNT: As of any Determination Date, (i) if no Trigger Event shall have occurred, and all previous Trigger Events shall have been Deemed Cured, zero; and (ii) if a Trigger Event shall have occurred (and until such Trigger Event shall have been Deemed

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  Cured), (x) if such Trigger Event is of the type described in clause (i) of the definition thereof, 1.0% of the Maximum Program Size, (y) if such Trigger Event is of the type described in clause (ii) of the definition thereof, 2.0% of the Maximum Program Size, and (z) if such Trigger Event is of the type described in clause (iii) of the definition thereof, an unlimited amount.

     SPREAD ACCOUNT AVAILABLE AMOUNT: An amount equal to 75% of all amounts deposited into the Spread Account after the occurrence of a Trigger Event of the type described in clause (iii) of the definition thereof and until such Trigger Event of the type described in clause (iii) of the definition thereof is Deemed Cured.

     SECTION 2.2.  AMENDMENT TO SECTION 2.1 OF THE SALE AND SERVICING AGREEMENT.
(a) Section 2.1(b)(1)(viii) of the Sale and Servicing Agreement is hereby amended by deleting the number "72" and substituting therefor "73."

     SECTION 2.3.  AMENDMENT TO SECTION 4.1 OF THE SALE AND SERVICING AGREEMENT.
Section 4.1(e) of the Sale and Servicing Agreement is hereby amended by adding the words ";PROVIDED HOWEVER, that amounts on deposit in the Spread Account up to an amount equal to the Spread Account Available Amount may be used to establish a hedging arrangement with a longer term in accordance with clause (g) of the definition of Eligible Investments" following the end of the first sentence of such Section.

     SECTION 2.4.  AMENDMENT TO SECTION 4.6 OF THE SALE AND SERVICING AGREEMENT.
Section 4.6(viii)(A) of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          (A) if (i) a Trigger Event shall have occurred or (ii) any previous Trigger Event has not been Deemed Cured and in either case OFL is no longer required to maintain any hedging arrangement in accordance with Section 2.1(b)(1)(xiv) hereof, an amount equal to the lesser of (x) all remaining Available Funds and (y) the excess, if any, of the Requisite Amount as of the immediately preceding Determination Date over the amount on deposit in the Spread Account as of such date, shall be deposited into the Spread Account;

     SECTION 2.5.  AMENDMENT TO SECTION 5.1 OF THE SALE AND SERVICING AGREEMENT.
Section 5.1 of the Sale and Servicing Agreement is hereby amended by adding the following subsection (c) immediately following Section 5.1(b):

          (c)  If a Trigger Event of the type described in clause (i) or clause
     (ii) of the definition thereof shall have occurred and subsequently be Deemed Cured (so long as no Trigger Event of the type described in clause
     (iii) of the definition thereof shall have occurred upon or after the occurrence of such Trigger Event and on or prior to the Distribution Date described below), then, on the Distribution Date immediately following the Determination Date on which such Trigger Event shall be Deemed

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   Cured, all amounts on deposit in the Spread Account in respect of amounts deposited therein pursuant to SECTION 4.6(VIII) as a result of the occurrence of such Trigger Event (after making all distributions required pursuant to SECTIONS 4.6(I) - (VII) on such Distribution Date) shall be distributed to the Seller.

     SECTION 2.6. AMENDMENT TO SECTION 10.10 OF THE SALE AND SERVICING AGREEMENT. Section 10.10 of the Sale and Servicing Agreement is hereby amended by deleting the words "902 Market Street, Wilmington, Delaware 19801" and substituting therefor "500 Stanton Christiana Road, Newark, Delaware 19713-2107."

     SECTION 2.7. AMENDMENT TO SCHEDULE B OF THE SALE AND SERVICING AGREEMENT. Clause (D)(i) of Paragraph 28 of Schedule B to the Sale and Servicing Agreement is hereby amended by deleting the number "72" and substituting therefor "73."

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Servicer shall have received (a) counterparts hereof executed on behalf of the Issuer, the Seller and the Servicer, (b) the consents of the Backup Servicer, the Indenture Trustee and JPMD, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and
(c) evidence of written notice to S&P and Moody's of this Amendment.

     SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Sale and Servicing Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 3.3. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

     SECTION 3.4. SALE AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect. All references to the Sale and Servicing Agreement in any other document or instrument shall be deemed to mean the Sale and Servicing Agreement, as amended by this Amendment. This Amendment shall not constitute

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 a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Sale and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Sale and Servicing Agreement were set forth herein.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                         ISSUER:

                         OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                         By WILMINGTON TRUST COMPANY,
                             not in its individual capacity but solely as Owner Trustee



                         By:  __________________________________
                              Name:
                              Title:



                         SELLER:

                         OLYMPIC RECEIVABLES FINANCE CORP. II



                         By:  __________________________________
                              Name:
                              Title:



                         SERVICER:

                         OLYMPIC FINANCIAL LTD.,
                             in its individual capacity and as Servicer



                         By:  __________________________________
                              Name:
                              Title:



                                   -6-




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                         AGREED AND CONSENTED:

                         BACKUP SERVICER:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer



                         By:  __________________________________
                              Name:
                              Title:



                         INDENTURE TRUSTEE:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee


                         By:  __________________________________
                              Name:
                              Title:



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder


                         By:  __________________________________
                              Name:
                              Title:


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